UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV1; Investor; 30yr; Conforming; '; '; Group 4

Pool Summary	COUNT	UPB	%
Conforming	380	$41,877,931.00	100.00%
Total:	380	$41,877,931.00	100.00%
Adjusted Balance: $41,877,931.41
Data as of Date: 2004-11-01
GROSS WAC: 7.0321%
NET WAC: 6.774%
% IO's: 4.85%
% SF/PUD: 61.26%
% FULL/ALT/DULP: 47.66%
% CASHOUT: 30.31%
% PURCHASE: 60.27%
% INVESTOR: 100.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 80.03%
% FICO > 679: 66.43%
% NO FICO: 1.99%
WA FICO: 703
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 15.29%
CALIFORNIA %: 9.55%
Latest Maturity Date: 20341101
Loans with Prepay Penalties: 15.29%

Product Type	COUNT	UPB	%
30 YR FXD	380	$41,877,931.00	100.00%
Total:	380	$41,877,931.00	100.00%

Original Balance	COUNT	UPB	%
$0.01 - $50,000.00	73	$2,534,097.00	5.85%
$50,000.01 - $100,000.00	138	10,266,960.00	23.69
$100,000.01 - $150,000.00	89	10,761,311.00	24.83
$150,000.01 - $200,000.00	28	5,046,986.00	11.65
$200,000.01 - $250,000.00	19	4,318,750.00	9.96
$250,000.01 - $300,000.00	15	4,056,412.00	9.36
$300,000.01 - $350,000.00	12	3,853,330.00	8.89
$350,000.01 - $400,000.00	3	1,109,750.00	2.56
$400,000.01 - $450,000.00	2	900,000.00	2.08
$450,000.01 - $500,000.00	1	492,000.00	1.14
Total:	380	$43,339,596.00	100.00%
Minimum: $10,400.00
Maximum: $492,000.00
Average: $114,051.57

Unpaid Balance	COUNT	UPB	%
$0.01 - $50,000.00	73	$2,530,659.00	5.85%
$50,000.01 - $100,000.00	138	10,255,445.00	23.70
$100,000.01 - $150,000.00	89	10,748,145.00	24.84
$150,000.01 - $200,000.00	28	5,040,599.00	11.65
$200,000.01 - $250,000.00	19	4,314,231.00	9.97
$250,000.01 - $300,000.00	15	4,051,849.00	9.36
$300,000.01 - $350,000.00	12	3,836,869.00	8.87
$350,000.01 - $400,000.00	3	1,109,279.00	2.56
$400,000.01 - $450,000.00	2	899,222.00	2.08
$450,000.01 - $500,000.00	1	488,957.00	1.13
Total:	380	$43,275,255.00	100.00%
Minimum: $10,400.00
Maximum: $488,956.56
Average: $113,882.25

Gross Rate	COUNT	UPB	%
6.501% - 6.750%	175	$18,973,619.00	45.31%
6.751% - 7.000%	109	10,934,314.00	26.11
7.001% - 7.250%	36	4,194,298.00	10.02
7.251% - 7.500%	25	2,597,144.00	6.20
7.501% - 7.750%	19	2,908,393.00	6.94
7.751% - 8.000%	7	884,540.00	2.11
8.001% - 8.250%	4	431,916.00	1.03
8.251% - 8.500%	1	77,400.00	0.18
8.501% - 8.750%	1	136,721.00	0.33
8.751% - 9.000%	3	739,586.00	1.77
Total:	380	$41,877,931.00	100.00%
Minimum: 6.750%
Maximum: 9.000%
Weighted Average: 7.032%

Net Rate	COUNT	UPB	%
6.251% - 6.500%	175	$18,973,619.00	45.31%
6.501% - 6.750%	110	10,964,816.00	26.18
6.751% - 7.000%	35	4,163,796.00	9.94
7.001% - 7.250%	26	2,699,079.00	6.45
7.251% - 7.500%	19	2,883,858.00	6.89
7.501% - 7.750%	9	987,767.00	2.36
7.751% - 8.000%	2	328,690.00	0.78
8.251% - 8.500%	1	136,721.00	0.33
8.501% - 8.750%	3	739,586.00	1.77
Total:	380	$41,877,931.00	100.00%
Minimum: 6.450%
Maximum: 8.750%
Weighted Average: 6.774%

Original Term to Maturity	COUNT	UPB	%
301 - 359	1	$203,304.00	0.49%
360 - 360	379	41,674,628.00	99.51
Total:	380	$41,877,931.00	100.00%
Minimum: 348
Maximum: 360
Weighted Average: 360

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Oct 29, 2004 10:10

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV1; Investor; 30yr; Conforming; '; '; Group 4

Remaining Term to Stated Maturity	COUNT	UPB	%
301 - 359	263	$30,913,146.00	73.82%
360 - 360	117	10,964,785.00	26.18
Total:	380	$41,877,931.00	100.00%
Minimum: 347
Maximum: 360
Weighted Average: 359

Seasoning	COUNT	UPB	%
<= 0	117	$10,964,785.00	26.18%
1 - 1	186	21,876,953.00	52.24
2 - 2	60	6,333,145.00	15.12
3 - 3	9	1,505,101.00	3.59
4 - 4	4	259,435.00	0.62
6 - 6	1	212,610.00	0.51
7 - 12	3	725,902.00	1.73
Total:	380	$41,877,931.00	100.00%
Minimum: 0
Maximum: 10
Weighted Average: 1

FICO Scores	COUNT	UPB	%
0 - 0	6	$834,894.00	1.99%
580 - 589	1	39,904.00	0.10
590 - 599	2	253,701.00	0.61
600 - 609	3	327,025.00	0.78
610 - 619	5	587,555.00	1.40
620 - 629	9	1,115,937.00	2.66
630 - 639	7	781,967.00	1.87
640 - 649	20	2,930,746.00	7.00
650 - 659	21	1,782,227.00	4.26
660 - 669	20	1,854,311.00	4.43
670 - 679	31	3,551,553.00	8.48
680 - 689	36	2,810,069.00	6.71
690 - 699	35	3,925,520.00	9.37
700 - 709	32	4,531,140.00	10.82
710 - 719	26	2,658,760.00	6.35
720 - 729	20	2,128,730.00	5.08
730 - 739	21	1,604,464.00	3.83
740 - 749	18	2,617,139.00	6.25
750 - 759	12	1,602,674.00	3.83
760 - 769	18	1,915,501.00	4.57
770 - 779	14	1,177,217.00	2.81
780 - 789	9	1,128,103.00	2.69
790 - 799	11	1,511,504.00	3.61
800 - 809	2	139,408.00	0.33
810 - 819	1	67,883.00	0.16
Total:	380	$41,877,931.00	100.00%
Minimum: 0
Maximum: 814
Weighted Average: 703

Loan To Value Ratio	COUNT	UPB	%
30.001% - 35.000%	1	$103,890.00	0.25%
35.001% - 40.000%	2	655,186.00	1.56
45.001% - 50.000%	2	275,047.00	0.66
50.001% - 55.000%	1	19,965.00	0.05
55.001% - 60.000%	7	1,327,677.00	3.17
60.001% - 65.000%	5	507,328.00	1.21
65.001% - 70.000%	20	3,089,011.00	7.38
70.001% - 75.000%	31	4,312,421.00	10.30
75.001% - 80.000%	136	16,550,042.00	39.52
80.001% - 85.000%	19	2,469,580.00	5.90
85.001% - 90.000%	132	10,054,253.00	24.01
90.001% - 95.000%	23	2,387,823.00	5.70
100.001% - 105.000%	1	125,707.00	0.30
Total:	380	$41,877,931.00	100.00%
Minimum: 32.29%
Maximum: 100.79%
Weighted Average: 80.03%

Combined Loan To Value Ratio	COUNT	UPB	%
30.001% - 35.000%	1	$103,890.00	0.25%
35.001% - 40.000%	2	655,186.00	1.56
45.001% - 50.000%	2	275,047.00	0.66
50.001% - 55.000%	1	19,965.00	0.05
55.001% - 60.000%	7	1,327,677.00	3.17
60.001% - 65.000%	4	427,447.00	1.02
65.001% - 70.000%	19	2,984,111.00	7.13
70.001% - 75.000%	28	3,688,500.00	8.81
75.001% - 80.000%	124	14,723,146.00	35.16
80.001% - 85.000%	19	2,469,580.00	5.90
85.001% - 90.000%	141	11,603,862.00	27.71
90.001% - 95.000%	25	2,617,958.00	6.25
95.001% - 100.000%	6	855,855.00	2.04
100.001% - 105.000%	1	125,707.00	0.30
Total:	380	$41,877,931.00	100.00%
Minimum: 32.29%
Maximum: 100.79%
Weighted Average: 81.03%

DTI	COUNT	UPB	%
<= 0.000%	228	$23,335,241.00	55.72%
0.001% - 1.000%	1	136,000.00	0.32
1.001% - 6.000%	1	102,028.00	0.24
6.001% - 11.000%	4	469,633.00	1.12
11.001% - 16.000%	1	53,429.00	0.13
16.001% - 21.000%	11	1,263,498.00	3.02
21.001% - 26.000%	12	1,925,471.00	4.60
26.001% - 31.000%	17	1,972,368.00	4.71
31.001% - 36.000%	30	3,489,625.00	8.33
36.001% - 41.000%	23	2,831,836.00	6.76
41.001% - 46.000%	23	3,448,022.00	8.23
46.001% - 51.000%	21	2,096,741.00	5.01
51.001% - 56.000%	8	754,040.00	1.80
Total:	380	$41,877,931.00	100.00%
Minimum: 0.000%
Maximum: 55.170%
Weighted Average: 35.013%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Oct 29, 2004 10:10

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV1; Investor; 30yr; Conforming; '; '; Group 4

Geographic Concentration	COUNT	UPB	%
New Jersey	26	$4,958,190.00	11.84%
California	17	4,000,089.00	9.55
New York	22	3,719,078.00	8.88
Florida	31	3,142,574.00	7.50
Texas	38	2,956,739.00	7.06
Massachusetts	12	2,890,401.00	6.90
Pennsylvania	39	2,783,142.00	6.65
Arizona	16	1,692,879.00	4.04
Maryland	18	1,430,190.00	3.42
Illinois	10	1,189,150.00	2.84
North Carolina	11	943,503.00	2.25
Georgia	10	932,885.00	2.23
Nevada	5	700,642.00	1.67
Minnesota	6	699,321.00	1.67
Indiana	11	641,724.00	1.53
Louisiana	6	625,971.00	1.49
Virginia	7	623,713.00	1.49
Delaware	4	576,064.00	1.38
Alabama	8	562,762.00	1.34
Hawaii	2	498,000.00	1.19
Utah	5	463,863.00	1.11
Tennessee	8	453,641.00	1.08
Oregon	4	436,244.00	1.04
Colorado	3	433,216.00	1.03
Ohio	9	408,384.00	0.98
Kentucky	4	391,508.00	0.93
Missouri	7	341,062.00	0.81
Michigan	5	335,242.00	0.80
Wisconsin	4	328,843.00	0.79
New Mexico	4	313,654.00	0.75
Montana	2	294,578.00	0.70
Washington	3	294,386.00	0.70
Nebraska	2	235,673.00	0.56
Arkansas	3	198,397.00	0.47
South Carolina	4	197,999.00	0.47
Maine	1	186,800.00	0.45
New Hampshire	1	171,703.00	0.41
Oklahoma	3	145,507.00	0.35
Vermont	1	122,187.00	0.29
Iowa	1	119,920.00	0.29
North Dakota	1	99,914.00	0.24
West Virginia	2	99,771.00	0.24
Connecticut	1	87,852.00	0.21
Idaho	1	78,400.00	0.19
Kansas	1	48,408.00	0.12
Mississippi	1	23,763.00	0.06
Total:	380	$41,877,931.00	100.00%

North-South CA	COUNT	UPB	%
States Not CA	363	$37,877,843.00	90.45%
South CA	12	2,758,426.00	6.59
North CA	5	1,241,662.00	2.96
Total:	380	$41,877,931.00	100.00%

Zip Code Concentration	COUNT	UPB	%
94941	2	$655,186.00	1.56%
08701	2	541,419.00	1.29
02780	2	541,329.00	1.29
07305	2	495,534.00	1.18
02122	1	488,957.00	1.17
Other	371	39,155,507.00	93.50
Total:	380	$41,877,931.00	100.00%

Loan Purpose	COUNT	UPB	%
Purchase	253	$25,238,727.00	60.27%
Cash Out Refi	93	12,694,529.00	30.31
Rate & Term Refi	34	3,944,675.00	9.42
Total:	380	$41,877,931.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	287	$29,183,402.00	69.69%
Yes	93	12,694,529.00	30.31
Total:	380	$41,877,931.00	100.00%

INTCALCTYPE	COUNT	UPB	%
Interest In Arrears	367	$39,845,659.00	95.15%
Interest Only	13	2,032,273.00	4.85
Total:	380	$41,877,931.00	100.00%

IO Term	COUNT	UPB	%
0	367	$39,845,659.00	95.15%
60	1	375,000.00	0.90
120	12	1,657,273.00	3.96
Total:	380	$41,877,931.00	100.00%

Document Type	COUNT	UPB	%
Full	112	$10,247,186.00	24.47%
Streamline	84	8,550,140.00	20.42
Full Doc DU/LP	62	5,405,741.00	12.91
Alternate	33	4,306,347.00	10.28
Stated Income Full Asset	28	4,269,641.00	10.20
Stated Doc	24	3,756,467.00	8.97
No Doc	23	3,612,590.00	8.63
No Ratio	13	1,627,884.00	3.89
Asset Only	1	101,935.00	0.24
Total:	380	$41,877,931.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Oct 29, 2004 10:10

UBS Investment Bank

Fixed Bid Stratification

Available; No Pifs; '; AF30NOV1; Investor; 30yr; Conforming; '; '; Group 4

Property Type		COUNT	UPB	%
Single Family		240	$23,037,063.00	55.01%
Two Family		58	8,060,659.00	19.25
Three Family		12	2,947,668.00	7.04
Pud		16	2,100,376.00	5.02
Four Family		9	1,697,416.00	4.05
Low Rise Condo (2-4 floors)		14	1,550,936.00	3.70
Townhouse		11	650,059.00	1.55
Condomimium		5	634,150.00	1.51
Coop		2	294,261.00	0.70
Pud Detached		3	268,093.00	0.64
Single Family Attached		6	246,908.00	0.59
High Rise Condo (gt 8 floors)		2	173,305.00	0.41
Mid Rise Condo (4-8 floors)		1	125,897.00	0.30
Two-Four Family Units Unknown		1	91,141.00	0.22
Total:		380	$41,877,931.00	100.00%

Occupancy		COUNT	UPB	%
Investor Occupied		380	$41,877,931.00	100.00%
Total:		380	$41,877,931.00	100.00%

Prepayment Penalty (Months)		COUNT	UPB	%
0.000		336	$35,476,794.00	84.71%
12.000		1	76,000.00	0.18
24.000		6	993,137.00	2.37
36.000		19	2,946,082.00	7.03
60.000		18	2,385,919.00	5.70
Total:		380	$41,877,931.00	100.00%
wa Term: 6.542

Balloon Flag		COUNT	UPB	%
Not a Balloon Loan		380	$41,877,931.00	100.00%
Total:		380	$41,877,931.00	100.00%

Lien Position		COUNT	UPB	%
1		380	$41,877,931.00	100.00%
Total:		380	$41,877,931.00	100.00%

Mortgage Ins.		COUNT	UPB	%
Amerin		1	$488,957.00	1.17%
GEMICO		28	2,761,925.00	6.60
Lender Paid MI		1	77,400.00	0.18
MGIC		38	3,120,880.00	7.45
PMI Mortgage Insurance		30	2,205,430.00	5.27
Radian Guaranty		18	2,096,722.00	5.01
Republic Mortgage Insurance		8	785,079.00	1.87
Triad Guaranty Insurance Co.		7	597,010.00	1.43
United Guaranty		44	2,903,961.00	6.93
LTV <=80		205	26,840,567.00	64.09
Total:		380	$41,877,931.00	100.00%
% LTV > 80 NO MI:	0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

Oct 29, 2004 10:10